UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

RESOLUTE FOREST PRODUCTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Resolute Forest Products Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada		H3C 2M1
(Address of principal executive offices)		(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 6, 2012, Resolute Forest Products Inc. (formerly AbitibiBowater Inc., the “Company”) distributed 14,758,828 shares of its common stock from disputed claim share reserve established in connection with the Company’s and its debtor affiliates’ December 2010 emergence from the creditor protection proceedings. The Company distributed shares in two steps:

•

an aggregate of 4,558,268 shares to the bankruptcy trustee of the estate of Bowater Canada Finance Corporation, pursuant to the previously disclosed September 21, 2012, settlement agreement concerning certain claims related to the 7.95% notes due November 15, 2011, issued by Bowater Canada Finance Corporation; and

•

an aggregate of 10,200,560 shares in an interim distribution to the holders of allowed and accepted unsecured creditor claims entitled to additional distributions under the plans of reorganization, as of the applicable distribution record dates under the plans of reorganization.

Following this distribution, there remain approximately $271 million of disputed unsecured claims under the plans of reorganization, on account of which 4,015,994 shares remain in the disputed claim share reserve. In accordance with the terms of the plans of reorganization, further supplemental interim distributions of the shares held in reserve will be made by the Company to unsecured creditors as claims are resolved.

Distributions from the disputed claim share reserve are not dilutive, as the shares in the reserve have been deemed outstanding since emergence.

In this current report, when we refer to “creditor protection proceedings,” we mean the proceedings under Chapter 11 of the United States Bankruptcy Code, as amended, and the Companies’ Creditors Arrangement Act (Canada), as applicable, from which AbitibiBowater Inc. and all but one of its debtor affiliates successfully emerged on December 9, 2010. When we refer to “disputed claim share reserve,” or the “reserve,” we mean the reserve of 23,382,073 shares established under the plans of reorganization for claims that remained in dispute as of the emergence date, from which there have been interim distributions to unsecured creditors as disputed claims were resolved.

Summary of Upcoming Distribution by Debtor

Chapter 11 Debtor	Value of Allowed Claims Receiving Distribution as of Nov. 6, 2012 ($000)	Shares in Reserve as of Nov. 6, 2012	Shares Distributed as of Nov. 6, 2012	Total Shares Available for Distribution	Number of Shares per $1,000 of Allowed Claim as of Nov. 6, 2012
AbitibiBowater Inc.	$393,986	237	141,062	141,299	0.358038
Abitibi-Consolidated Corporation	42,835	19,830	169,597	189,427	3.959286
Abitibi-Consolidated Finance LP	7,979	—	264,827	264,827	33.191033
Abitibi Consolidated Sales Corporation	29,563	15,561	576,734	592,295	19.508488
Alabama River Newsprint Company	2,194	208	513	721	0.233772
Augusta Woodlands, LLC	—	26	—	26	N/A
Bowater Alabama LLC	13,139	21,006	239,985	260,991	18.264506
Bowater America Inc.	4,353	246,289	51,201	297,490	11.762645
Bowater Incorporated	2,742,910	1,632,068	48,328,264	49,960,332	17.619338
Bowater Newsprint South LLC	21	—	141	141	6.619386
Bowater Newsprint South Operations LLC	7,291	3,299	52,096	55,395	7.145643
Bowater Nuway Inc.	52	706	1,301	2,007	24.949746
Bowater Nuway Mid-States Inc.	190	11	3,963	3,974	20.828922
Coosa Pines Golf Club Holdings LLC	—	1,521	—	1,521	N/A
Donohue Corp.	91	10,530	3,657	14,187	39.989026
Lake Superior Forest Products Inc.	—	67	—	67	N/A

	$3,244,606	1,951,358	49,833,341	51,784,699

CCAA affected unsecured creditor class	Value of allowed claims receiving distributions as of Nov. 6, 2012 ($1,000 CAD)	Remaining Reserve Shares as of Nov. 6, 2012	Cumulative shares distributed as of Nov. 6, 2012	Total shares available for distribution under the plan	Number of shares per $1,000 of allowed claim as of Nov. 6, 2012
ACI Affected Unsecured Creditor Class	$3,494,576	63,917	4,321,524	4,385,441	1.236638
ACCC Affected Unsecured Creditor Class	3,558,869	481,804	19,954,284	20,436,088	5.606918
Saguenay Forest Products Affected Unsecured Creditor Class	7,723	256	5,691	5,947	0.736870
BCFPI Affected Unsecured Creditor Class	415,536	827,901	5,866,043	6,693,944	14.116824
AbitibiBowater Canada Affected Unsecured Creditor Class	—	2	—	2	N/A
Bowater Maritimes Affected Unsecured Creditor Class	2,432	38,704	6,102	44,806	2.508730
ACNSI Affected Unsecured Creditor Class	—	46,882	—	46,882	N/A
Office Products Affected Unsecured Creditor Class	431	—	1,955	1,955	4.538396
Recycling Affected Unsecured Creditor Class	196	—	277	277	1.412454

	$7,479,763	1,459,466	30,155,876	31,615,342

These tables do not include:

•

the allowed amounts of the claims in respect of the 15.5% notes due July 15, 2010 issued by Abitibi Consolidated Company of Canada, or the “exchange notes”, in respect of which the Company previously distributed 7,783,894 shares of common stock under the chapter 11 plan of reorganization and 4,439,680 shares of common stock under the CCAA plan of reorganization;

•

the allowed amounts of claims relating to certain pre-petition supplemental executive retirement plans, for which the Company reserved an additional 1,051,772 shares of common stock under the chapter 11 plan of reorganization and 225,853 shares of common stock under the CCAA plan of reorganization; and

•

233,714 shares allocated and previously distributed to the estate trustee of Bowater Canada Finance Corporation as a result of that entity’s exclusion from the plans of reorganization and subsequent assignment for the benefit of its creditors under the Bankruptcy and Insolvency Act (Canada).

Summary of Upcoming Distribution by Public Bond

	Shares of RFP common stock (CUSIP 76117 W 109)
Issue description	Cusip	Trustee or TA	Aggregate principal amount	Cumulative shares distributed as of Nov. 6, 2012	Stock per $1,000 of principal
7.4% Debentures due 2018	003924AB3	Computershare (Montreal)	100,000,000	864,707	8.647070
7.5% Debentures due 2028	003924AC1	Computershare (Montreal)	250,000,000	2,162,899	8.651596
10.50% Senior Notes (Series B)	102214AB9	Computershare (Montreal)	20,400,000	362,129	17.751422
6.0% Notes due 2013	003669AC2	Deutsche Bank	350,000,000	2,965,994	8.474269
7.75% Notes due 2011	003669AF5	Deutsche Bank	200,000,000	1,706,099	8.530495
Floating Rate Notes due 2011	003669AG3	Deutsche Bank	200,000,000	1,692,402	8.462010
8.375% Senior Notes due 2015	003669AJ7	Deutsche Bank	450,000,000	3,911,038	8.691196
7.875% Senior Notes	003672AA0	Deutsche Bank	7,842,000	330,879	42.193191
8.5% Senior Unsecured Note due 2029	003924AD9	Deutsche Bank	250,000,000	2,115,335	8.461340
8.55% Senior Unsecured Note due 2010	003924AG2	Deutsche Bank	395,000,000	3,342,576	8.462218
8.85% Senior Unsecured Note due 2030	003924AH0	Deutsche Bank	450,000,000	3,810,366	8.467480
9.0% Debentures	102183AC4	HSBC	248,092,000	4,457,377	17.966629
9.375% Debentures	102183AEO	HSBC	200,000,000	3,627,225	18.136125
9.50% Debentures	102183AG5	HSBC	125,000,000	2,308,414	18.467312
6.50 % Notes	102183AK6	HSBC	400,000,000	7,196,825	17.992063
Floating Rate Notes (2010)	102183AL4	HSBC	234,420,000	4,149,945	17.703033
7.75% Revenue Bonds	56041HAA3	HSBC	62,000,000	1,096,973	17.693113
7.625% Revenue Bonds	582359AC9	HSBC	30,000,000	533,372	17.779067
7.40 % Revenue Bonds (2022)	582361AA9	HSBC	39,500,000	715,960	18.125570
7.40 % Revenue Bonds (2010)	986476AR0	HSBC	3,250,000	58,541	18.012615
8.0% Convertible Notes	003687AA8	Law Debenture	387,304,167	6,969,334	17.994472
15.5% Senior Notes	003669AK4	Wilmington	292,969,000	12,223,574	41.723097
10.85% Debentures	05356KAB0	Computershare	CAD 125,000,000	1,836,932	14.695456
7.95 % Notes	102175AB2	Wilmington Trust	600,000,000	10,932,219	18.220365

Concerning the 7.95% notes issued by Bowater Canada Finance Corporation (CUSIP 102175AB2), this table reflects only distributions on account of the claim against Resolute US FP Inc. (f/k/a Bowater Incorporated, or “Bowater”) under its guarantee of those notes (the “guarantee claim”). The table does not reflect any distribution on account of the claim filed against Bowater by the bankruptcy trustee of the estate of Bowater Canada Finance Corporation under section 135 of the Companies Act (Nova Scotia) (the “wind-up claim”). The 4,558,268 shares distributed to the bankruptcy trustee of the estate of Bowater Canada Finance Corporation, as described above, are in respect of the wind-up claim.

The information contained in this current report is furnished pursuant to Item 7.01 of Form 8–K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein the Company makes no admission as to the materiality of any such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: November 6, 2012	By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President and Chief Legal Officer